Exhibit 16.1

December 6, 2024 Securities and Exchange Commission Washington, D.C. 20549

Commissioners:

We have read Kopin Corporation’s statements included under Item 4.01of its Form 8-K filed on December 6, 2024 and we agree with such statements concerning our firm.